Income Taxes	9 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income TaxesThe provision for income taxes is based upon the estimated annual effective tax rates for the year applied to the current period loss before tax plus the tax effect of any significant unusual items, discrete events or changes in tax law. Fluctuations in the distribution of pre-tax income among the Company’s operating subsidiaries can lead to fluctuations of the effective tax rate in the condensed consolidated financial statements. In the three months ended September 30, 2020 and 2019 the actual effective tax rates were 17.6% and 14.5%, respectively, and in the nine months ended September 30, 2020 and 2019 the actual effective tax rates were 15.9% and 12.0%, respectively. The increase in the effective tax rate for the three and nine months ended September 30, 2020 as compared to the three and nine months ended September 30, 2019 was due an increase in the forecast of qualifying research and development expenditure for the year.
The actual effective tax rates are lower than the 19% statutory rate of U.K. tax primarily due to the manner in which the UK research and development credit operates.

The tax benefit for the three months ended September 30, 2020 increased to $7.9 million from $4.6 million for three months ended September 30, 2019 due to an increase in pre-tax losses and the increased effective tax rate.

The tax benefit for the nine months ended September 30, 2020 increased to $18.6 million from $11.3 million for the nine months ended September 30, 2019 due to increased pre-tax losses and the higher effective tax rate described above.

The Company carries a $0.4 million deferred tax asset balance related to its U.S. subsidiary. The Company has recorded a valuation allowance against the net deferred tax asset where the recoverability due to future taxable profits is unknown.